October 21, 2021 Q3 2021 – Supplemental Information Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. (“BankUnited,” “BKU” or the “Company”) with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” "forecasts" or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions, including (without limitations) those relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity, including as impacted by the COVID-19 pandemic. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are available at the SEC’s website (www.sec.gov). 2

Financial Highlights

Strong Quarterly Results; Improving Credit Metrics 4 Operating results Continued improvement in deposit mix Asset Quality Robust capital levels • EPS for the quarter of $0.94 • Annualized ROE for the nine months ended September 30 of 12.4% and ROA of 1.09% • Net interest income declined by $3 million linked quarter, increased by $8 million compared to Q3 2020 • NIM of 2.33% compared to 2.37% for the prior quarter, impacted by pressure on asset yields, reduced PPP fee recognition • Recovery of credit losses of $(11.8) million • Strong residential loan growth • Non-interest DDA grew by $324 million for the quarter, improving to 33% of total deposits • Average non-interest DDA up $2.7 billion compared to Q3 2020 • Average total cost of deposits declined to 0.20% for the quarter • “Spot” APY on total deposits was 0.19% at September 30, 2021 • Total criticized and classified loans declined by $240 million • Loans on short-term deferral and CARES Act Modifications down $212 million in total from June 30 • NPAs declined; NPA ratio improved to 0.80% from 0.83% • The Company's Board authorized the repurchase of up to an additional $150 million in shares of common stock. During Q3 2020, we repurchased $129 million of common stock. • CET1 ratios of 13.4% at the holding company and 14.9% at the bank at September 30, 2021 • Book value per share grew to $34.39 and tangible book value grew to $33.53 at September 30, 2021.

# Highlights from Third Quarter Earnings

BankUnited

| ($ in millions, except per share data) | Q3 21 | Q2 21 | Q3 20 | Change From Q2 21 | Change From Q3 20 | Key Highlights |
|---|---|---|---|---|---|---|
| Net Interest Income | $195 | $198 | $187 | ($3) | $8 | |
| Provision for (Recovery of) Credit Losses | ($12) | ($28) | $29 | $16 | ($41) | |
| Total Non-interest Income | $25 | $33 | $36 | ($7) | ($11) | Primarily lower gains on investment securities |
| Total Non-interest Expense | $118 | $118 | $109 | ($0) | $9 | |
| Net Income | $87 | $104 | $67 | ($17) | $20 | |
| EPS | $0.94 | $1.11 | $0.70 | ($0.17) | $0.24 | |
| Pre-Provision, Net Revenue (PPNR) (1) | $103 | $113 | $115 | ($10) | ($13) | |
| Period-end Loans | $22,808 | $22,885 | $23,779 | ($77) | ($971) | |
| Period-end Non-interest DDA | $9,158 | $8,834 | $6,790 | $324 | $2,369 | 35% YoY non-interest DDA growth. |
| Period-end Deposits | $28,116 | $28,609 | $26,597 | ($493) | $1,519 | |
| CET1 | 13.4% | 13.5% | 12.2% | (0.10%) | 1.2% | |
| Total Capital | 15.3% | 15.4% | 14.3% | (0.10%) | 1.0% | |
| Yield on Loans | 3.45% | 3.59% | 3.61% | (0.14%) | (0.16%) | |
| Cost of Deposits | 0.20% | 0.25% | 0.57% | (0.05%) | (0.37%) | Spot APY on total deposits declined to 0.19% at September 30, 2021 |
| Net Interest Margin | 2.33% | 2.37% | 2.32% | (0.04%) | 0.01% | Impacted by pressure on asset yields; lower PPP fee recognition |
| Non-performing Assets to Total Assets (2) | 0.80% | 0.83% | 0.58% | (0.03%) | 0.22% | |
| Allowance for Credit Losses to Total Loans | 0.70% | 0.77% | 1.15% | (0.07%) | (0.45%) | |
| Net Charge-offs to Average Loans (3) | 0.19% | 0.24% | 0.25% | (0.05%) | (0.06%) | |

(1) PPNR is a non-GAAP financial measure. See section entitled "Non-GAAP Financial Measures" on page 30
(2) Includes guaranteed portion of non-accrual SBA loans.
(3) Annualized

5

Continuing to Transform our Deposit mix ($ in millions) 6 $6,335 $6,820 $7,347 $4,807 $2,978 $3,229 $10,715 $11,262 $10,622 $12,660 $13,579 $12,460 $1,758 $1,771 $2,131 $3,020 $3,218 $3,269 $3,071 $3,621 $4,295 $7,009 $8,834 $9,158$21,879 $23,474 $24,395 $27,496 $28,609 $28,116 12/31/17 12/31/18 12/31/19 12/31/20 6/30/21 9/30/21 Non-interest Demand Interest Demand Money Market / Savings Time Non-interest bearing demand deposits have grown at a compound annual growth rate of 54% since December 31, 2019 Quarterly Cost of Deposits 0.94% 1.52% 1.48% 0.43% 0.25% 0.20% Non-interest bearing as % of Total Deposits 14.0% 15.4% 17.6% 25.5% 30.9% 32.6% We have consistently priced down our deposit portfolio since the Fed began lowering interest rates in late 2019 Spot Average Annual Percentage Yield (“APY”) At December 31, 2019 At March 31, 2020 At June 30, 2020 At September 30, 2020 At December 31, 2020 At March 31, 2021 At June 30, 2021 At September 30, 2021 Total non-maturity deposits 1.11% 0.83% 0.44% 0.37% 0.29% 0.24% 0.20% 0.18% Total interest-bearing deposits 1.71% 1.35% 0.82% 0.65% 0.48% 0.36% 0.30% 0.27% Total deposits 1.42% 1.12% 0.65% 0.49% 0.36% 0.27% 0.22% 0.19%

Prudently Underwritten and Well-Diversified Loan Portfolio At September 30, 2021 ($ in millions) 7 Loan Portfolio Over Time CRE C&I Lending Subs Residential Loan Product Type $4,949 $5,661 $6,348 $7,076 $7,827 $7,501 $7,493 $6,896 $6,200 $5,883 $6,478 $6,718 $6,448 $6,167 $6,179 $782 $492 $333 $432 $768 $1,259 $1,018 $877$2,617 $2,515 $2,133 $1,932 $1,709 $21,977 $23,155 $23,866 $22,885 $22,808 12/31/18 12/31/19 12/31/20 6/30/21 9/30/21 Residential CRE C&I PPP Mortgage Warehouse Lending Lending Subs Non-owner Occupied 77% Multi- family 20% Construction and Land 3% Commercial and Industrial 64% Owner Occupied 31% SBA PPP 5% Pinnacle 55% Bridge - Franchise 23% Bridge - Equipment 22% 30 Yr Fixed 24% 15 & 20 Year Fixed 12%10/1 ARM 14% 5/1 & 7/1 ARM 26% Formerly Covered 3% Govt Insured 21% PPP UPB Deferred Origination Fees Amortized Cost First Draw Program 49$ -$ 49$ Second Draw Program 292 (8) 284 341$ (8)$ 333$

Allowance for Credit Losses

# CECL Methodology

BankUnited

## Underlying Principles

- The ACL under CECL represents management's best estimate at the balance sheet date of expected credit losses over the life of the loan portfolio.
- Required to consider historical information, current conditions and a reasonable and supportable economic forecast.
- For most portfolio segments, BankUnited uses econometric models to project PD, LGD and expected losses at the loan level and aggregates those expected losses by segment.
- Qualitative adjustments may be applied to the quantitative results.
- Accounting standard requires an estimate of expected prepayments which may significantly impact the lifetime loss estimate.

## Economic Forecast

- Our ACL estimate was informed by Moody's economic scenarios published in September 2021.
  - Unemployment at 4.5% for Q4 2021, steadily declining to 3.4% through end of 2022.
  - Annualized growth in GDP at 7.5% for Q4 2021, normalizing to an average of 2.5% through 2022.
  - VIX trending at stabilized levels through the forecast horizon.
  - S&P 500 averaging 4,000 through the R&S period.
- 2 year reasonable and supportable forecast period.

## Key Variables

- The models ingest numerous national, regional and MSA level economic variables and data points. Economic data and variables to which portfolio segments are most sensitive:
  - Commercial
    - Market volatility index
    - S&P 500 index
    - Unemployment rate
    - A variety of interest rates and spreads
  - CRE
    - Unemployment
    - CRE property forecast
    - 10-year treasury
    - Baa corporate yield
    - Real GDP growth
  - Residential
    - HPI
    - Unemployment rate
    - Real GDP growth
    - Freddie Mac 30-year rate

9

Drivers of Change in the ACL 10 ACL 6/30/21 ACL 9/30/21 Net Portfolio Migration Portfolio and Assumption Changes Economic Forecast Net Charge- Offs Change in Qualitative Overlay ($ in millions) % of Total Loans 0.77% 0.70% • Risk rating migration • Changes in specific reserves • New loans • Exits/runoff • Portfolio seasoning • Current market adjustment • Changes to forward path of economic forecast • Primarily reduction in qualitative overlay for borrowers impacted by COVID- 19

# Allocation of the ACL

($ in millions)

| | December 31, 2020 | | June 30, 2021 | | September 30, 2021 | |
|---|---|---|---|---|---|---|
| | Balance | % of Loans | Balance | % of Loans | Balance | % of Loans |
| Residential and other consumer | $ 18.7 | 0.29% | $ 11.9 | 0.17% | $ 9.5 | 0.12% |
| Commercial: | | | | | | |
| Commercial real estate | 104.6 | 1.52% | 44.1 | 0.71% | 30.6 | 0.52% |
| Commercial and industrial | 91.0 | 1.07% | 98.6 | 1.28% | 101.6 | 1.37% |
| Pinnacle | 0.3 | 0.03% | 0.2 | 0.02% | 0.2 | 0.02% |
| Franchise finance | 36.3 | 6.61% | 15.6 | 3.37% | 13.6 | 3.43% |
| Equipment finance | 6.4 | 1.34% | 5.2 | 1.23% | 4.1 | 1.09% |
| Total commercial | 238.6 | 1.36% | 163.7 | 1.04% | 150.1 | 1.00% |
| Allowance for credit losses (2) | $ 257.3 | 1.08% | $ 175.6 | 0.77% | $ 159.6 | 0.70% |

| Asset Quality Ratios | December 31, 2020 | June 30, 2021 | September 30, 2021 |
|---|---|---|---|
| Non-performing loans to total loans (1)(3) | 1.02% | 1.28% | 1.21% |
| Non-performing assets to total assets (1)(3) | 0.71% | 0.83% | 0.80% |
| Allowance for credit losses to non-performing loans (1) | 105.26% | 60.02% | 57.69% |
| Net charge-offs to average loans (4) | 0.26% | 0.24% | 0.19% |

(1) Non-performing loans and assets include the guaranteed portion of non-accrual SBA loans totaling $49.1 million, $47.7 million, and $51.3 million or 0.22%, 0.21%, and 0.22%, of total loans and 0.14%, 0.13%, and 0.15% of total assets, at September 30, 2021, June 30, 2021, and December 31, 2020.

(2) ACL to total loans, excluding government insured residential loans, PPP loans and MWL, which carry nominal or no reserves, was 0.81%, 0.90% and 1.26% at September 30, 2021, June 30, 2021, and December 31, 2020, respectively. See section entitled "Non-GAAP Financial Measures" on page 31.

(3) The increase in non-performing loans to total loans and non-performing assets to total assets at June 30, 2021 was primarily attributable to one $69 million commercial and industrial relationship.

(4) Annualized for the periods ended June 30, 2021 and September 30, 2021.

11

Loan Portfolio and Credit

Loan Portfolio – Geographic Distribution At September 30, 2021 Commercial (1) Residential CRE (1) Includes PPP, MWL, BFG and Pinnacle FL 39% NY Tri-State Area 21% Other 40% 13 CA 33% FL 8% NY 21% Other 38% FL 56% NY Tri-State Area 34% Other 10%

# Loan Portfolio – Granular, Diversified Commercial & Industrial Portfolio
## At September 30, 2021

BankUnited

($ in millions)

- Includes $2.0 billion of owner-occupied real estate
- Some key observations:
  - Educational services – well established private colleges, universities and high schools
  - Transportation and warehousing – cruise lines, aviation authorities, logistics
  - Health care – larger physician practice management companies, HMO's, mental health & substance abuse; no small practices
  - Arts and entertainment – stadiums, professional sports teams, gaming
  - Accommodation and food services – time share, direct food services businesses and concessionaires

| Industry | Balance[1] | Commitment | % of Portfolio |
|---|---|---|---|
| Finance and Insurance | $ 948 | $ 1,874 | 15.2% |
| Educational Services | 715 | 769 | 11.6% |
| Wholesale Trade | 638 | 952 | 10.3% |
| Transportation and Warehousing | 462 | 541 | 7.5% |
| Health Care and Social Assistance | 430 | 610 | 7.0% |
| Information | 402 | 584 | 6.5% |
| Manufacturing | 374 | 522 | 6.1% |
| Retail Trade | 296 | 392 | 4.8% |
| Real Estate and Rental and Leasing | 287 | 499 | 4.6% |
| Other Services (except Public Administration) | 236 | 292 | 3.8% |
| Construction | 218 | 377 | 3.5% |
| Utilities | 205 | 314 | 3.3% |
| Public Administration | 204 | 220 | 3.3% |
| Professional, Scientific, and Technical Services | 203 | 329 | 3.3% |
| Accommodation and Food Services | 195 | 245 | 3.2% |
| Administrative and Support and Waste Management | 158 | 212 | 2.6% |
| Arts, Entertainment, and Recreation | 154 | 202 | 2.5% |
| Other | 54 | 72 | 0.9% |
| | $ 6,179 | $ 9,006 | 100.0% |

(1) Excludes PPP loans

14

Loan Portfolio – Commercial Real Estate by Property Type At September 30, 2021 Property Type Balance FL NY Tri State Other Wtd. Avg. DSCR Wtd. Avg. LTV Non- Performing Office 1,860$ 61% 25% 14% 2.55 63.2% 5$ Multifamily 1,244 40% 55% 5% 1.75 60.8% 11 Retail 1,175 53% 38% 9% 1.52 70.2% 19 Warehouse/Industrial 901 62% 21% 17% 2.49 58.0% - Hotel 572 75% 16% 9% 1.39 53.6% 22 Other 131 55% 29% 16% 2.09 56.0% 7 5,883$ 56% 34% 10% 2.04 62.2% 64$ • Commercial real estate loans are secured by income-producing, non-owner occupied properties, typically with well capitalized middle market sponsors • Construction and land loans, included in the table above by property type, represent less than 1% of the total loan portfolio. • All non-performing hotel loans are in the SBA portfolio. • NY commercial Real Estate portfolio contains $132 million of mixed-used properties; $62 million included in the table above in multi-family, $51 million in retail and $19 million in office. ($ in millions) 15

# Loan Portfolio – Deferrals and Modifications
## At September 30, 2021

BankUnited

($ in millions)

- Loans subject to COVID related deferral or modification under the CARES Act totaled $285 million or 1% of the total loan portfolio at September 30, 2021. $17 million of these loans, all residential, were under short-term deferral at September 30.
- Commercial CARES Act modifications are most often 9 to 12-month interest only periods.
- $415 million in commercial loans have rolled off of CARES Act modification. 100% of them have resumed regular payments.

| | Under Short Term Deferral or CARES Act Modification as of September 30, 2021 | % of Portfolio | Loans That Have Rolled Off of Short-Term Deferral or CARES Act Modification | | | |
|---|---|---|---|---|---|---|
| | | | Paid Off or Paying as Agreed | | Not Resumed Regular Payments | |
| | | | Balance | % of loans | Balance | % of loans |
| Residential -excluding government insured | $ 41 [1] | 1% | $ 467 | 95% | $ 26 | 5% |
| CRE by Property Type: | | | | | | |
| Retail | $ 16 | 1% | $ 3 | 100% | $ - | - |
| Hotel | 82 | 14% | 262 | 100% | - | - |
| Office | - | - | 45 | - | - | - |
| Multifamily | 7 | 1% | 16 | 100% | - | - |
| Industrial | - | - | - | - | - | - |
| Other | - | - | - | - | - | - |
| Total CRE | $ 105 | 2% | $ 326 | 100% | $ - | - |
| C&I - Industry: | | | | | | |
| Accomm. and Food Services | $ 31 | 16% | $ - | - | $ - | - |
| Retail Trade | 32 | 11% | 2 | 100% | - | - |
| Finance and Insurance | 16 | 2% | 2 | 100% | - | - |
| Other | 32 | 3% | 60 | 100% | - | - |
| Total C&I | $ 111 | 2% | $ 64 | 100% | $ - | - |
| BFG - Franchise | $ 28 | 7% | $ 25 | 100% | $ - | - |
| Total Commercial | $ 244 | 2% | $ 415 | 100% | $ - | - |
| **Total** | **$ 285** | **1%** | **$ 882** | **97%** | **$ 26** | **3%** |

(1) Includes $23 million in residential loans modified under the CARES act that are continuing to make payments.

16

Loan Portfolio – Retail At September 30, 2021 ($ in millions) Retail - Commercial Real Estate • No significant mall or “big box” exposure • $33 million and $18 million of Retail-Unanchored and Retail-Anchored, respectively, are mixed-used properties Retail – Commercial & Industrial 17 Property Type Balance Short-Term Deferral or CARES Modification Non-Performing Loans Special Mention Classified Retail - Anchored 604$ 6$ 10$ 19$ 41$ Retail - Unanchored 523 10 9 - 171 Construction to Perm 4 - - - 4 Gas Station 22 - - - - Restaurant 22 - - - 10 1,175$ 16$ 19$ 19$ 226$ Industry Not Secured by Real Estate Owner Occupied Real Estate Total Balance Short-Term Deferral or CARES Modification Non- Performing Loans Special Mention Classified Gasoline Stations 1$ 79$ 80$ -$ 1$ -$ 1$ Health and Personal Care Stores 14 6 20 12 - - 12 Furniture Stores 15 25 40 1 1 - 1 Vending Machine Operators 20 - 20 19 - - 20 Specialty Food Stores 1 11 12 - 2 - 2 Grocery Stores 2 17 19 - - - 1 Automobile Dealers 6 4 10 - - - - Clothing Stores 1 10 11 - - - 3 Florists 11 - 11 - - - - Other 27 46 73 - 3 - 8 98$ 198$ 296$ 32$ 7$ -$ 48$

Loan Portfolio – BFG Franchise Finance At September 30, 2021 ($ in millions) Portfolio Breakdown by Concept Portfolio Breakdown by Geography CA 22% FL 8% TX 9%GA 7% UT 7% Other 47% 18 Balance % of BFG Franchise Short-Term Deferral or CARES Modification Non-Performing Loans Special Mention Classified Restaurant Concepts: Burger King 55$ 13% -$ -$ -$ 21$ Popeyes 5 1% - - - - Dunkin Donuts 19 5% - - - 15 Jimmy John's 14 4% - - - 3 Domino's 7 2% - - - - Other 135 34% 25 27 - 51 235$ 59% 25$ 27$ -$ 90$ Non-Restaurant Concepts Planet Fitness 87$ 22% -$ -$ -$ 49$ Orange Theory Fitness 52 13% 3 5 - 52 Other 23 6% - - - 4 162$ 41% 3$ 5$ -$ 105$

Loan Portfolio – Hotel At September 30, 2021 ($ in millions) • 75% of our exposure is in Florida, followed by 16% in New York • Includes $53.8 million in SBA loans • All hotel properties in FL and NY remain open • Decline of $144 million of hotel CARES Act modifications during Q3 Exposure by Flag Marriott $170 30% Independent $132 23% Others $100 18% Hilton $85 15% IHG $48 8% Sheraton $37 6% Total Portfolio: $572 million 19

Credit Quality – Residential At September 30, 2021 High quality residential portfolio consists of primarily prime jumbo mortgages with de-minimis charge- offs since inception as well as fully government insured assets FICO Distribution(1) Breakdown by LTV(1) Breakdown by Vintage(1) (1) Excludes government insured residential loans. FICOs are refreshed routinely. LTVs are typically based on valuation at origination. <720 or NA 10% 720-759 18% >759 72% 60% or less 35% 61% - 70% 26% 71% - 80% 38% More than 80% 1% Prior 26% 2017 7% 2018 4% 2019 7% 2020 19% 2021 37% 20

Asset Quality Metrics Non-performing Loans to Total Loans (2) Non-performing Assets to Total Assets Net Charge-offs to Average Loans(1) (1) YTD net charge-offs, annualized at March 31, 2021, June 30, 2021 and September 30, 2021. (2) The increase in non-performing loans to total loans and non-performing assets to total assets at June 30, 2021 was primarily attributable to one $69 million commercial and industrial relationship. 0.88% 1.02% 1.00% 1.28% 1.21% 0.68% 0.80% 0.79% 1.07% 0.99% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 12/31/19 12/31/20 3/31/21 6/30/21 9/30/21 Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 0.63% 0.71% 0.67% 0.83% 0.80% 0.49% 0.56% 0.53% 0.70% 0.66% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 12/31/19 12/31/20 3/31/21 6/30/21 9/30/21 Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 21 0.05% 0.26% 0.17% 0.24% 0.19% 0.00% 0.20% 0.40% 0.60% 12/31/19 12/31/20 3/31/21 6/30/21 9/30/2021

Non-Performing Loans by Portfolio Segment ($ in millions) (1) Includes the guaranteed portion of non-accrual SBA loans totaling $49.1 million, $47.7 million, $48.2 million, $51.3 million, and $45.7 million at September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020, and December 31, 2019, respectively. $19 $29 $26 $46 $33 $18 $36 $38 $27 $24 $6 $24 $13 $7 $11 $65 $43 $58 $119 $113 $21 $14 $45 $36 $33 $32 $62 $67 $63 $61 $64 $205 $244 $234 $293 $277 12/31/19 12/31/20 3/31/21 6/30/21 9/30/21 Residential and Other Consumer CRE Multifamily C&I Equipment Franchise SBA(1) 22

Criticized and Classified Loans ($ in millions) Commercial Real Estate Commercial & Industrial (1) Franchise Finance Equipment Finance SBA(2) (1) Substandard non-accruing and doubtful includes $16.4 million of loans rated doubtful at September 30, 2021. (2) Includes the guaranteed portion of non-accrual SBA loans totaling $49.1 million, $47.7 million, $48.2 million, $51.3 million, $45.7 million, at September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020, and December 31, 2019, respectively. $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 12/31/19 12/31/20 3/31/21 6/30/21 9/30/21 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 12/31/19 12/31/20 3/31/21 6/30/21 9/30/21 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 12/31/19 12/31/20 3/31/21 6/30/21 9/30/21 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 12/31/19 12/31/20 3/31/21 6/30/21 9/30/21 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 12/31/19 12/31/20 3/31/21 6/30/21 9/30/21 23

Criticized and Classified – CRE by Property Type ($ in millions) Office Multifamily Retail Warehouse/Industrial Hotel Other $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 24

Criticized and Classified – BFG Franchise Finance ($ in millions) Restaurant Concepts Fitness Concepts Other $0 $20 $40 $60 $80 $100 $120 $140 $160 12/31/19 12/31/20 3/31/21 6/30/21 9/30/21 $0 $20 $40 $60 $80 $100 $120 $140 $160 12/31/19 12/31/20 3/31/21 6/30/21 9/30/21 $0 $20 $40 $60 $80 $100 $120 $140 $160 12/31/19 12/31/20 3/31/21 6/30/21 9/30/21 25

Asset Quality – Delinquencies ($ in millions) Commercial(1) CRE Residential (2) (1) Includes lending subsidiaries (2) Excludes government insured residential loans. $0 $20 $40 $60 $80 $100 $120 $140 12/31/19 12/31/20 3/31/21 6/30/21 9/30/21 $0 $20 $40 $60 $80 $100 $120 $140 12/31/19 12/31/20 3/31/21 6/30/21 9/30/21 $0 $20 $40 $60 $80 $100 $120 $140 12/31/19 12/31/20 3/31/21 6/30/21 9/30/21 26

Investment Portfolio

28 Investment Securities AFS ($ in thousands) The AFS debt securities portfolio of $10.2 billion was in a net unrealized gain position of $44.8 million at September 30, 2021 Portfolio Composition Ratings Distribution Gov 33% AAA 59% AA 6% A 2% US Government and agency 33% Private label RMBS and CMOs 21% Private label CMBS 25% Residential real estate lease- backed securities 6% CLO 10% State Municipal Obligations 2% Other 3% Portfolio Net Unrealized Gain(Loss) Fair Value Net Unrealized Gain(Loss) Fair Value Net Unrealized Gain(Loss) Fair Value US Government and agency 7,593$ 2,463,476$ 24,682$ 3,025,775$ 6,921$ 3,336,363$ Private label RMBS and CMOs 10,840 1,012,177 15,713 998,603 2,653 2,172,078 Private label CMBS 5,456 1,724,684 12,083 2,526,354 8,616 2,591,320 Residential real estate lease-backed securities 2,566 470,025 14,819 650,888 7,505 621,301 CLOs (7,539) 1,197,366 (8,450) 1,140,274 (1,773) 973,535 State and Municipal Obligations 15,774 273,302 21,966 235,709 17,486 225,404 Other 3,656 557,635 4,822 484,806 3,363 278,072 38,346$ 7,698,665$ 85,635$ 9,062,409$ 44,771$ 10,198,073$ December 31, 2019 December 31, 2020 September 30, 2021

Non-GAAP Financial Measures

30 Non-GAAP Financial Measures PPNR is a non-GAAP financial measure. Management believes this measure is relevant to understanding the performance of the Company attributable to elements other than the provision for credit losses and the ability of the Company to generate earnings sufficient to cover estimated credit losses, particularly in view of the volatility of the provision for credit losses resulting from the COVID-19 pandemic. This measure also provides a meaningful basis for comparison to other financial institutions since it is commonly employed and is a measure frequently cited by investors and analysts. The following table reconciles the non-GAAP financial measure of PPNR to the comparable GAAP financial measurement of income (loss) before income taxes for the periods indicated (in thousands): Septemeber 30, 2021 December 31, 2020 September 30, 2020 Income before income taxes (GAAP) 114,400$ 106,965$ 85,912$ Plus: provision for (recovery of) credit losses (11,842) (1,643) 29,232 PPNR (non-GAAP) 102,558$ 105,322$ 115,144$ Three Months Ended

31 Non-GAAP Financial Measures (continued) ACL to total loans, excluding government insured residential loans, PPP and MWL is a non-GAAP financial measure. Management believes this measure is relevant to understanding the adequacy of the ACL coverage, excluding the impact of loans which carry nominal or no reserves. Disclosure of this non-GAAP financial measure also provides a meaningful basis for comparison to other financial institutions and is a measure cited by analysts. The following table reconciles the non- GAAP financial measurement of ACL to total loans, excluding government insured residential loans, PPP loans and MWL to the comparable GAAP financial measurement of ACL to total loans at the dates indicated (dollars in thousands): September 30, 2021 June 30, 2021 December 31, 2020 Total loans (GAAP) 22,807,969$ 22,885,074$ 23,866,042$ Less: Government insured residential loans 1,913,497 1,863,723 1,419,074 Less: PPP loans 332,548 491,960 781,811 Less: MWL 877,006 1,018,267 1,259,408 Total loans, excluding government insured residential loans, PPP loans and MWL (non-GAAP) 19,684,918$ 19,511,124$ 20,405,749$ ACL 159,615$ 175,642$ 257,323$ ACL to total loans (GAAP) 0.70% 0.77% 1.08% ACL to total loans, excluding government insured residential loans, PPP loans and MWL (non-GAAP) 0.81% 0.90% 1.26%